Semiannual Report as of December 31, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $100 billion in assets under management. With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Select Balanced Fund semiannual report, which covers the six-month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the start in 2001. After unusually strong performance in the late 1990’s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate reduction in March, investors realized that something was seriously wrong. Early in January, the consensus forecast for S&P 500 operating earnings was growth of 9%. However, as quarterly earnings were announced, filled with disappointing corporate results, profit forecasts were drastically lowered and earnings growth predictions were slashed. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11th tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, all the major market averages declined for the second consecutive year in 2001. Few areas were spared, as 9 of the 11 sectors in the S&P 500 were down. Only the consumer cyclical and basic materials sectors, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the 1990’s delivered spectacular returns, the new millennium has, thus far, proved to be a more challenging period for common stocks.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 5 interest rate reductions in six months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to the Fed’s action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors-ever watchful for inflation-feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt obligations. Many well-known companies (ex: Ford, Xerox) found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds took a bath. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

During the go-go years of the late 1990’s when equities, especially technology, were king, bonds were a forgotten asset class. Their contribution to a well-diversified portfolio was lost in the excitement of quick and large equity returns. The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please check out our newly enhanced website, www.EvergreenInvestments.com, for more information on Evergreen Funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Select Balanced Fund
Fund at a Glance as of December 31, 2001

“We are confident the considerable fiscal and monetary stimulus that has taken place to date will eventually be successful in
recharging economic growth.”

Portfolio Management

W. Shannon Reid, CFA Tenure:October 1999	David M. Chow, CFA Tenure: October 1999
Jay Zelko Tenure: September 2000 Tattersall Advisory Group, Inc. (TAG) Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 04/01/1991	Class I	Class IS

Class Inception Date	01/22/19980	4/09/1998

6-month return	-2.65%	-2.84%

Average Annual Returns

1 year	-11.02%	-11.20%

5 years	6.70%	6.56%

10 years	8.67%	8.60%

6-month income dividends per share	$0.13	$0.12

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I2, the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000), the Standard and Poor’s 500 (S&P 500), the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The LBABI, Russell 1000, the S&P 500 and the LBGCI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 12/31/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of Class Y of Evergreen Balanced Fund II. Historical performance for Class IS reflects that of Class Y of Evergreen Balanced Fund II through 1/22/1998, the inception of Class I. Performance from 1/23/1998 through the inception of Class IS reflects that of Class I. Performance prior to inception of Class IS does not include 12b-1 fees. Class IS have a 0.25% 12b-1 expense. Class I does not pay 12b-1 fees. If fees were reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2001 and is subject to change.

EVERGREEN
Select Balanced Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class I shares had a total return of -2.65% for the six-month period ended December 31, 2001. In comparison its benchmarks, the Russell 1000 and the Lehman Brothers Aggregate Bond Index, returned -12.45% and 4.66%, respectively, for the same period. In addition, the S&P 500 and the Lehman Brothers Government/Credit Index returned -5.55% and 4.52%, respectively, for the same period. The fund’s balanced investment philosophy -- which involves investing in both stocks and bonds -- is designed to minimize the price fluctuations inherent in individual sectors of the securities markets. Due to a management change, the fund’s indexes were changed to more closely align with the management style and types of investments in which the fund invests.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$388,091,900

Number of Holdings	142

P/E Ratio	30.1x

What was the investment environment like over the last six months?

The second half of 2001 proved to be difficult for investors. Prices were weak in most stock sectors as continued deterioration in the economy prompted increasing concerns about corporate earnings. The devastating events of September 11, and the resulting damage to the economy, accelerated this trend. At times, investors pushed stock prices higher on short-term signs of stronger growth, but as the year went on, recovery seemed increasingly elusive and prices fell. The timing of the economy’s eventual recovery became the overriding concern of stock investors as 2001 came to a close.

The fixed income market was also affected by economic uncertainty. Short-term interest rates fell, as the Federal Reserve Board continued its aggressive efforts to stimulate economic growth. Investors became extraordinarily risk adverse, favoring higher quality credits.

Top 5 Sectors -- Equity
(as a percentage of 12/31/2001 net assets)

Information Technology	12.7%

Healthcare	12.0%

Industrials	8.1%

Financials	5.5%

Consumer Discretionary	5.0%

What strategies did you use to manage the fund?

As of December 31, 2001, the fund was invested as follows: 50.8% in equity, 40.7% in fixed income, and 8.5% in cash. In the equity portion of the fund, we employed a “bottom up” strategy, meaning we selected only those companies that fit our investment criteria, rather than buying stocks based on general industry, economic or market trends. In light of the weak economy, we increased our exposure to stocks with a history of relative earnings stability and predictability. We also sought to take advantage of price weakness by adding selectively to market leading stocks -- companies most likely to generate superior earnings growth when the economy recovers, because of their dominant market position.

In the fixed income sector, we adjusted the fund’s sector weightings, relative to the benchmark, to take advantage of the more generous yields

EVERGREEN
Select Balanced Fund
Portfolio Manager Interview

available in corporate bonds and mortgage-backed securities. These income-oriented sectors also provided greater total return potential over U.S. Treasuries. Specifically, we selectively increased corporate bonds and mortgage-backed securities positions and decreased U.S. Treasury holdings -- a move that contributed to returns.

Top 10 Equity Holdings
(as a percentage of 12/31/2001 net assets)

General Electric Co.	4.1%

Microsoft Corp.	3.6%

Intel Corp.	2.4%

Pfizer, Inc.	2.3%

American International Group, Inc.	2.2%

Medtronic, Inc.	2.1%

International Business Machines Corp.	1.7%

AOL Time Warner, Inc.	1.4%

Philip Morris Companies, Inc.	1.4%

International Paper Co.	1.3%

Top Five Sectors -- Bonds
(as a percentage of 12/31/2001 net assets)

Mortgage-Backed Securities	13.7%

Corporate Bonds	13.5%

Collateralized Mortgage Obligations	8.4%

U.S. Treasury Obligations	4.2%

Yankee Obligations - Government	0.5%

Top Five Bond Holdings
(as a percentage of 12/31/2001 net assets)

FHLMC, 6.00%, TBA	2.4%

U.S. Treasury Bonds, 6.25%, 8/15/2023	1.5%

FNMA, 7.50%, 6/01/2031	1.5%

Dow Chemical Co., 8.63%, 4/01/2006	1.1%

U.S. Treasury Notes, 5.88%, 11/15/2004	1.1%

What is your outlook over the next six months?

We are confident the considerable fiscal and monetary stimulus that has taken place to date will eventually be successful in recharging economic growth. However, significant uncertainty about the timing and pace of the recovery remains and until we see clear signs that the economy is on stable ground, we will continue to be cautious. Going forward, we will favor those sectors of the stock market where we believe there is ample earnings growth potential. In the fixed income market, we expect to target those sectors we believe will outperform in an environment of stable interest rates, modest growth and falling inflation.

EVERGREEN
Select Balanced Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2001 (Unaudited)	Year Ended June 30,
		2001	2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$11.05	$15.10	$13.56	$13.39	$12.58

Income from investment operations

Net investment income	0.13	0.38	0.44	0.46	0.16

Net realized and unrealized gains or losses on securities	(0.43)	(2.06)	2.09	0.27	0.81

Total from investment operations	(0.30)	(1.68)	2.53	0.73	0.97

Distributions to shareholders from

Net investment income	(0.13)	(0.38)	(0.46)	(0.42)	(0.16)

Net realized gains	0	(1.99)	(0.53)	(0.14)	0

Total distributions	(0.13)	(2.37)	(0.99)	(0.56)	(0.16)

Net asset value, end of period	$10.62	$11.05	$15.10	$13.56	$13.39

Total return	(2.65%)	(13.15%)	19.52%	5.70%	7.76%

Ratios and supplemental data

Net assets, end of period (thousands)	$386,763	$425,917	$601,453	$658,733	$723,850

Ratios to average net assets
Expenses‡	0.68%†	0.64%	0.65%	0.69%	0.70%†

Net investment income	2.50%†	2.85%	3.04%	3.47%	2.80%†

Portfolio turnover rate	130%	227%	163%	60%	37%

	Six Months Ended December 31, 2001 (Unaudited)#	Year Ended June 30,
		2001	2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$11.10	$15.14	$13.59	$13.42	$13.34

Income from investment operations

Net investment income	0.11	0.37	0.43	0.35	0.07

Net realized and unrealized gains or losses on securities	(0.43)	(2.07)	2.08	0.35	0.09

Total from investment operations	(0.32)	(1.70)	2.51	0.70	0.16

Distributions to shareholders from

Net investment income	(0.12)	(0.35)	(0.43)	(0.39)	(0.08)

Net realized gains	0	(1.99)	(0.53)	(0.14)	0

Total distributions	(0.12)	(2.34)	(0.96)	(0.53)	(0.08)

Net asset value, end of period	$10.66	$11.10	$15.14	$13.59	$13.42

Total return	(2.84%)	(13.25%)	19.23%	5.43%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,328	$2,280	$1,039	$405	$215

Ratios to average net assets
Expenses‡	0.93%†	0.89%	0.89%	0.93%	0.95%†

Net investment income	2.24%†	2.55%	2.74%	3.35%	2.58%†

Portfolio turnover rate	130%	227%	163%	60%	37%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.

(b) For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Schedule of Investments
December 31, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 0.4%
Capital One Master Trust, Ser. 2001-8A, Class A, 4.60%, 08/17/2009	AAA	$1,500,000	$1,467,703
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.4%
Commerce 2000, Ser. C1, Class A1, 7.206%, 09/15/2008	AAA	1,919,930	2,041,422
FHLMC:
Ser. 2115, Class PE, 6.00%, 01/15/2014	AAA	2,245,000	2,227,029
Ser. 2132, Class PD, 6.00%, 11/15/2027	AAA	1,500,000	1,494,869
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,755,000	1,775,000
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	1,170,000	1,184,391
FNMA:
Ser. 1994-51, Class PH, 6.50%, 01/25/2023	AAA	2,000,000	2,096,216
Ser. 1994-63, Class P, 7.00%, 12/25/2023	AAA	1,755,000	1,820,786
Ser. 1999-8, Class QD, 6.00%, 03/25/2014	AAA	1,060,000	1,060,673
Ser. 2001-68, Class QD, 5.50%, 07/25/2014	AAA	2,645,000	2,599,202
Ser. 2001-70, Class LQ, 6.00%, 12/25/2025	AAA	1,555,000	1,566,235
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	2,950,000	3,056,215
Master Asset Securitization Trust, Ser. 2001-2, Class A1, 6.00%, 11/01/2031	AAA	1,640,000	1,657,048
Morgan Stanley Capital I, Inc.:
Ser. 1998-XI1, Class A3, 6.48%, 06/03/2030	AAA	2,030,000	2,099,906
Ser. 1998-XL2, 6.17%, 10/03/2008	AAA	2,000,000	2,024,668
Residential Asset Securities Corp., Ser. 1996- KS2, Class A4, 7.98%, 05/25/2026	AAA	2,175,000	2,266,296
Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1, 6.341%, 07/18/2009	AAA	1,897,758	1,959,855
Wells Fargo Mtge. Backed Securities Trust, Ser. 2001-29, Class A1, 6.00%, 12/25/2016	AAA	1,782,080	1,771,254
Total Collateralized Mortgage Obligations			32,701,065
CORPORATE BONDS - 13.5%
CONSUMER DISCRETIONARY - 2.4%
Automobiles - 0.7%
Ford Motor Co., 6.375%, 02/01/2029	BBB+	2,000,000	1,609,622
General Motors Corp., 7.20%, 01/15/2011	BBB+	1,000,000	1,003,496
2,613,118
Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp., 6.375%, 01/08/2028	A+	800,000	779,578
Media - 0.5%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	2,000,000	2,044,770
Multi-line Retail - 1.0%
May Department Stores Co., 7.45%, 09/15/2011	A+	2,000,000	2,162,472
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	1,430,000	1,547,675
3,710,147
CONSUMER STAPLES - 1.4%
Beverages - 0.5%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	2,000,000	2,082,546
Food & Drug Retailing - 0.5%
Safeway, Inc., 6.50%, 11/15/2008	BBB	2,000,000	2,058,420
Household Products - 0.4%
Procter & Gamble Co., 6.875%, 09/15/2009	AA-	1,300,000	1,406,792

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS -continued
FINANCIALS - 6.3%
Banks - 1.7%
PNC Funding Corp., 5.75%, 08/01/2006	A-	$1,800,000	$1,827,785
SunTrust Banks, Inc., 6.00%, 01/15/2028	A+	1,360,000	1,356,774
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	1,300,000	1,336,283
Wells Fargo & Co., 6.375%, 08/01/2011	A	1,900,000	1,931,848
6,452,690
Diversified Financials - 3.2%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	1,425,000	1,436,233
Associates Corp., 5.75%, 11/01/2003	AA-	1,000,000	1,042,545
Household Finance Corp., 5.875%, 09/25/2004	A	2,000,000	2,055,816
International Lease Finance Corp.:
5.35%, 05/03/2004	AA-	2,000,000	2,038,390
5.95%, 06/06/2005	AA-	1,000,000	1,018,726
John Deere Capital Corp., 5.52%, 04/30/2004	A	2,000,000	2,052,102
Sprint Capital Corp., 7.625%, 01/30/2011	BBB+	1,000,000	1,052,070
Verizon Global Funding Corp., 6.75%, 12/01/2005	A+	1,500,000	1,583,016
12,278,898
Insurance - 0.5%
American General Finance Corp., 5.875%, 07/14/2006	A+	2,030,000	2,061,861
Real Estate - 0.9%
Duke Realty LP, REIT, 7.05%, 03/01/2006	Baa1	2,000,000	2,084,402
EOP Operating LP, 7.75%, 11/15/2007	BBB+	1,500,000	1,595,620
3,680,022
HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
American Home Products Corp., 6.25%, 03/15/2006	A	2,000,000	2,072,812
INDUSTRIALS - 0.3%
Machinery - 0.3%
Ingersoll Rand Co., 6.25%, 05/15/2006	A-	1,250,000	1,274,143
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	2,000,000	2,046,034
MATERIALS - 1.1%
Chemicals - 1.1%
Dow Chemical Co., 8.625%, 04/01/2006	A	3,836,000	4,330,576
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
MCI WorldCom, Inc., 6.95%, 08/15/2028	BBB+	950,000	860,871
Pacific Bell, 7.125%, 03/15/2026	AA-	1,570,000	1,644,641
Sprint Capital Corp., 6.875%, 11/15/2028	BBB+	1,000,000	921,703
3,427,215
Total Corporate Bonds			52,319,622

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 13.7%
FHLMC, 6.00%, TBA +	AAA	$9,494,424	$9,295,611
FNMA:
5.50%, 05/01/2016	AAA	1,665,189	1,639,170
5.95%, 01/01/2009	AAA	2,063,468	2,100,052
6.00%, 12/01/2016-05/01/2029	AAA	7,120,485	7,071,877
6.37%, 08/01/2011	AAA	2,387,572	2,453,267
6.50%, 04/25/2017	AAA	1,900,000	1,960,859
6.80%, 01/01/2008	AAA	2,035,253	2,155,995
6.91%, 02/01/2011	AAA	2,294,284	2,440,117
7.09%, 10/01/2007	AAA	1,971,366	2,113,543
7.217%, 07/01/2007	AAA	2,421,819	2,608,125
7.23%, 08/01/2007	AAA	1,395,217	1,502,531
7.50%, 05/01/2015-07/01/2031	AAA	15,587,433	16,173,640
GNMA, 7.50%, 04/15/2031	AAA	1,746,958	1,807,556
Total Mortgage-Backed Securities			53,322,343
U.S. TREASURY OBLIGATIONS - 4.2%
U.S. Treasury Bonds:
5.25%, 11/15/2028	AAA	3,445,000	3,227,806
6.25%, 08/15/2023	AAA	5,540,000	5,866,345
U.S. Treasury Notes:
3.375%, 01/15/2007	AAA	2,131,952	2,140,281
5.875%, 11/15/2004	AAA	4,000,000	4,236,564
7.00%, 07/15/2006	AAA	850,000	942,040
Total U.S. Treasury Obligations			16,413,036
YANKEE OBLIGATIONS-GOVERNMENT - 0.5%
Canada, 5.50%, 10/01/2008	AA	1,805,000	1,810,070

	Shares	Value

COMMON STOCKS - 50.8%
CONSUMER DISCRETIONARY - 5.0%
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	62,325	1,011,535
Media - 1.4%
AOL Time Warner, Inc. *	175,100	5,620,710
Multi-line Retail - 1.3%
Wal-Mart Stores, Inc.	87,025	5,008,289
Specialty Retail - 2.0%
Foot Locker, Inc. *	61,995	970,222
Home Depot, Inc.	63,535	3,240,920
Lowe’s Companies, Inc.	32,300	1,499,043
Office Depot, Inc. *	34,550	640,557
Staples, Inc. *	66,275	1,239,342
7,590,084
CONSUMER STAPLES - 4.4%
Beverages - 1.6%
Coca-Cola Co.	94,450	4,453,318
PepsiCo., Inc.	40,575	1,975,597
6,428,915

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS -continued
CONSUMER STAPLES - continued
Food Products - 0.3%
General Mills, Inc.	22,725	$1,181,927
Household Products - 0.6%
Procter & Gamble Co.	28,400	2,247,292
Personal Products - 0.5%
Colgate-Palmolive Co.	35,475	2,048,681
Tobacco - 1.4%
Philip Morris Companies, Inc.	115,400	5,291,090
FINANCIALS - 5.5%
Banks - 2.3%
Bank of America Corp.	56,950	3,585,002
BB&T Corp.	64,625	2,333,609
Compass Bancshares, Inc.	14,785	418,416
SouthTrust Corp.	108,500	2,676,695
9,013,722
Diversified Financials - 1.0%
Citigroup, Inc.	22,350	1,128,228
Freddie Mac	23,325	1,525,455
Household International, Inc.	18,000	1,042,920
3,696,603
Insurance - 2.2%
American International Group, Inc.	107,100	8,503,740
HEALTH CARE - 12.0%
Biotechnology - 0.3%
Amgen, Inc. *	17,725	1,000,399
Health Care Equipment & Supplies - 2.9%
Medtronic, Inc.	159,850	8,185,918
Stryker Corp.	51,800	3,023,566
11,209,484
Health Care Providers & Services - 2.4%
Caremark Rx, Inc. *	86,800	1,415,708
First Health Group Corp. *	86,505	2,140,134
HCA-The Healthcare Corp.	75,100	2,894,354
Laboratory Corporation American Holdings Co. *	37,025	2,993,471
9,443,667
Pharmaceuticals - 6.4%
American Home Products Corp.	44,575	2,735,122
Bristol-Myers Squibb Co.	46,850	2,389,350
Eli Lilly & Co.	27,150	2,132,361
Johnson & Johnson Co.	36,125	2,134,987
Merck & Co., Inc.	49,675	2,920,890
Pfizer, Inc.	220,463	8,785,451
Pharmacia Corp.	46,850	1,998,153
Schering-Plough Corp.	53,300	1,908,673
25,004,987

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS -continued
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	57,415	$2,679,558
Commercial Services & Supplies - 1.5%
Apollo Group, Inc., Class A *	31,150	1,402,062
Bea Systems, Inc. *	106,915	1,646,491
Cendant Corp. *	138,825	2,722,358
5,770,911
Industrial Conglomerates - 4.4%
General Electric Co.	397,685	15,939,215
Tyco International, Ltd.	18,175	1,070,507
17,009,722
Road & Rail - 1.5%
Canadian National Railway Co.	27,790	1,341,701
CSX Corp.	41,150	1,442,308
Norfolk Southern Corp.	106,550	1,953,061
Union Pacific Corp.	19,475	1,110,075
5,847,145
INFORMATION TECHNOLOGY - 12.7%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. *	24,525	812,268
Cisco Systems, Inc. *	242,300	4,388,053
QUALCOMM, Inc. *	55,950	2,825,475
8,025,796
Computers & Peripherals - 2.0%
Dell Computer Corp. *	44,450	1,208,151
International Business Machines Corp.	53,625	6,486,480
7,694,631
Electronic Equipment & Instruments - 0.2%
Ingram Micro, Inc., Class A *	51,450	891,114
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. *	49,205	2,184,210
Applied Materials, Inc. *	61,650	2,472,165
Flextronics International, Ltd. *	24,150	579,359
Intel Corp.	297,845	9,367,225
Jabil Circuit, Inc. *	26,800	608,896
Linear Technology Corp.	61,775	2,411,696
Texas Instruments, Inc.	14,225	398,300
18,021,851
Software - 3.8%
Microsoft Corp. *	209,115	13,853,869
Siebel Systems, Inc. *	30,625	856,887
14,710,756

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS -continued
MATERIALS - 3.1%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	18,725	$878,390
Dow Chemical Co.	56,800	1,918,704
Praxair, Inc.	11,325	625,706
3,422,800
Containers & Packaging - 0.3%
Temple-Inland, Inc.	19,925	1,130,345
Paper & Forest Products - 1.9%
Bowater, Inc.	52,100	2,485,170
International Paper Co.	126,300	5,096,206
7,581,376
Total Common Stocks		197,087,130
SHORT-TERM INVESTMENTS - 11.1%
MUTUAL FUND SHARES - 11.1%
Evergreen Institutional Money Market Fund (o)++	42,924,222	42,924,222
Total Investments - (cost $386,437,929) - 102.6%		398,045,191
Other Assets and Liabilities - (2.6%)		(9,953,291)
Net Assets - 100.0%		$388,091,900

*	Non-income producing security.
(o)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(v)	Credit ratings are unaudited and rated by Moody's Investor Service where Standard and Poor's ratings are not available.
+	All or a portion of this security was acquired under mortgage dollar roll agreements.
++	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.

Summary of Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

Assets
Identified cost of securities	$386,437,929
Net unrealized gains on securities	11,607,262

Market value of securities	398,045,191
Receivable for Fund shares sold	763,705
Dividends and interest receivable	1,954,504
Receivable from investment advisor	16,489
Prepaid expenses and other assets	18,689

Total assets	400,798,578

Liabilities
Distributions payable	292,106
Payable for securities purchased	4,272,370
Payable for open mortgage dollar rolls	4,838,453
Payable for Fund shares redeemed	3,196,246
Deferred mortgage dollar roll income	8,813
Distribution Plan expenses payable	28
Due to other related parties	2,157
Accrued expenses and other liabilities	96,505

Total liabilities	12,706,678

Net assets	$388,091,900

Net assets represented by
Paid-in capital	$446,435,068
Undistributed net investment income	4,537
Accumulated net realized losses on securities	(69,954,967)
Net unrealized gains on securities	11,607,262

Total net assets	$388,091,900

Net assets consists of
Class I	386,763,407
Class IS	1,328,493

Total net assets	$388,091,900

Shares outstanding
Class I	36,417,483
Class IS	124,582

Net asset value per share
Class I	$10.62

Class IS	$10.66

See Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Statement of Operations
Six Months Ended December 31, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $826)	$1,050,394
Interest	5,342,968

Total investment income	6,393,362

Expenses
Advisory fee	1,046,513
Distribution Plan expenses	2,040
Administrative services fees	201,253
Transfer agent fee	189,139
Trustees’ fees and expenses	4,045
Printing and postage expenses	6,622
Custodian fee	56,703
Registration and filing fees	13,199
Professional fees	8,956
Other	5,864

Total expenses	1,534,334
Less: Expense reductions	(9,069)
Fee waivers	(164,473)

Net expenses	1,360,792

Net investment income	5,032,570

Net realized and unrealized losses on securities
Net realized losses on securities	(19,281,650)

Net change in unrealized gains or losses on securities	2,261,397

Net realized and unrealized losses on securities	(17,020,253)

Net decrease in net assets resulting from operations	$(11,987,683)

See Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Statement of Changes in Net Assets

	Six Months Ended December 31, 2001 (Unaudited)	Year Ended June 30, 2001

Operations
Net investment income	$5,032,570	$15,403,121
Net realized losses on securities	(19,281,650)	(34,984,858)
Net change in unrealized gains or losses on securities	2,261,397	(55,416,790)

Net decrease in net assets resulting from operations	(11,987,683)	(74,998,527)

Distributions to shareholders from
Net investment income
Class I	(5,047,181)	(15,492,311)
Class IS	(17,620)	(52,629)
Net realized gains
Class I	0	(77,688,997)
Class IS	0	(312,093)

Total distributions to shareholders	(5,064,801)	(93,546,030)

Capital share transactions
Proceeds from shares sold	49,792,002	113,111,102
Net asset value of shares issued in reinvestment of distributions	3,521,099	88,838,162
Payment for shares redeemed	(76,365,585)	(207,700,219)

Net decrease in net assets resulting from capital share transactions	(23,052,484)	(5,750,955)

Total decrease in net assets	(40,104,968)	(174,295,512)
Net assets
Beginning of period	428,196,868	602,492,380

End of period	$388,091,900	$428,196,868

Undistributed net investment income	$4,537	$36,768

See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Balanced Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) and Institutional Service (“Class IS”) classes of shares. Class I and IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund may receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums on its fixed-income related securities. Dividend income is

Notes to Financial Statements (Unaudited) (continued)

recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

G. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is computed and paid daily at a rate of 0.52% of the average daily net assets of the Fund.

Tattersall Advisory Group (“TAG”), an indirect, wholly owned subsidiary of Wachovia, is the sub-investment advisor to the Fund and is paid by the investment advisor.

During the six months ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $164,473 and the impact on the Fund’s annualized expense ratio, represented as a percentage of its average daily net assets, was 0.08%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. A distribution plan permits a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plan, Class IS shares incur a distribution fee at an annual rate of 0.25% of the Fund’s average daily net assets.

Of the above amount, Class IS shares may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

Notes to Financial Statements (Unaudited) (continued)

The Distribution Plan may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class I and Class IS. Transactions in shares of the Fund were as follows:

	Six Months Ended December 31, 2001		Year Ended June 30, 2001
	Shares	Amount	Shares	Amount

Class I
Shares sold	4,730,242	$49,736,518	8,469,451	$109,776,218
Shares issued in reinvestment of distributions	334,768	3,509,926	6,808,659	88,496,489
Shares redeemed	(7,180,823)	(75,440,732)	(16,572,280)	(205,981,778)

Net decrease	(2,115,813)	(22,194,288)	(1,294,170)	(7,709,071)

Class IS
Shares sold	5,196	55,484	253,720	3,334,884
Shares issued in reinvestment of distributions	1,063	11,173	26,313	341,673
Shares redeemed	(87,141)	(924,853)	(143,209)	(1,718,441)

Net increase (decrease)	(80,882)	(858,196)	136,824	1,958,116

Net decrease		$(23,052,484)		$(5,750,955)

6. SECURITIES TRANSACTIONS

During the six months ended December 31, 2001, the cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were $427,412,893 and $461,462,152, respectively, for non-U.S. Government securities and $215,163,663 and $222,500,449, respectively, for U.S. Government securities.

The Fund loaned securities during the six months ended December 31, 2001 to certain brokers and earned $41 in income from securities lending. As of December 31, 2001, the Fund had no securities on loan.

During the six months ended December 31, 2001, the Fund entered into mortgage dollar roll transactions and earned $14,689 in mortgage dollar roll income. At December 31, 2001, the Fund had the following mortgage dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Interest Rate	Maturity Date

$1,709,773	Salomon Brothers	6.00%	1/14/2002
1,578,756	Greenwich Capital	6.00%	1/14/2002
1,572,599	Morgan Stanley	6.00%	1/14/2002

As of December 31, 2001, the aggregate cost of securities was $386,437,929. The gross unrealized appreciation and depreciation on securities based on that cost was $18,655,285 and $7,048,023, respectively, with a net appreciation of $11,607,262.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of June 30, 2001, the Fund incurred and elected to defer post October capital losses of $38,545,539.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $9,069 and the impact of the reduction on the Fund’s annualized expense ratio, represented as a percentage of its average net assets, was 0.00%.

Notes to Financial Statements (Unaudited) (continued)

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended December 31, 2001, the Fund had no borrowings under this agreement.

10. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On January 31, 2002, the Fund declared distributions from net investment income of $0.0174 per share, payable on February 1, 2002 to Class I shareholders on record on January 30, 2002. These distributions are not reflected in the accompanying financial statements.

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Board of Trustees

Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	98	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	98	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	98	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Evergreen Funds

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560905 2/2002
Express Line
800.346.3858

Investor Services
800.343.2898

www.EvergreenInvestments.com

2001 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 62 mutual fund service providers.

200 Berkeley Street
Boston, MA 02116